UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/21/2011

BMC Software, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16393

Delaware	74-2126120
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2101 CityWest Blvd.
Houston, TX 77042-2827
(Address of principal executive offices, including zip code)

713-918-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

BMC Software, Inc. (the "Company") held its Annual Meeting of Stockholders on July 21, 2011. At the Annual Meeting, the Company's stockholders elected ten directors to the Company's Board of Directors, approved the Amended and Restated BMC Software, Inc. 2007 Incentive Plan, ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2012, approved an advisory vote on compensation for the Company's named executive officers and cast the most votes for the "one year" option on the advisory vote on the frequency of future advisory votes on executive compensation.

Proposal One: Election of Directors

    The ten (10) nominees named in the definitive proxy statement were elected to serve as directors until the 2012 annual meeting and until his or her respective successor has been duly elected and qualified. Information as to the vote on each director standing for election is provided below:

Robert E. Beauchamp:

Votes For - 149,003,978

Votes Against - 2,857,112
Votes Abstaining - 58,123
Broker Non-Votes - 7,498,889

Jon E. Barfield:

Votes For - 151,373,712

Votes Against - 485,071
Votes Abstaining - 60,430
Broker Non-Votes - 7,498,889

Gary L. Bloom:

Votes For - 151,218,788

Votes Against - 641,683
Votes Abstaining - 58,742
Broker Non-Votes - 7,498,889

Meldon K. Gafner:

Votes For - 150,464,137

Votes Against - 1,395,027
Votes Abstaining - 60,049
Broker Non-Votes - 7,498,889

Mark J. Hawkins:

Votes For - 151,496,572

Votes Against - 361,319
Votes Abstaining - 61,322
Broker Non-Votes - 7,498,889

Stephan A. James:

Votes For - 151,264,840

Votes Against - 592,181
Votes Abstaining - 62,192
Broker Non-Votes - 7,498,889

P. Thomas Jenkins:

Votes For - 146,704,077

Votes Against - 5,156,381
Votes Abstaining - 58,755
Broker Non-Votes - 7,498,889

Louis J. Lavigne, Jr.:

Votes For - 151,441,458

Votes Against - 418,827
Votes Abstaining - 58,928
Broker Non-Votes - 7,498,889

Kathleen A. O'Neil:

Votes For - 151,202,025

Votes Against - 662,004
Votes Abstaining - 55,184
Broker Non-Votes - 7,498,889

Tom C. Tinsley:

Votes For - 150,458,672

Votes Against - 1,403,023
Votes Abstaining - 57,518
Broker Non-Votes - 7,498,889

Proposal Two: The approval of the Amended and Restated BMC Software, Inc. 2007 Incentive Plan.

The voting results were as follows:

Votes For - 100,420,808
Votes Against - 51,319,231
Votes Abstaining - 179,174
Broker Non-Votes - 7,498,889

Proposal Three: The ratification of the appointment by the Company's Audit Committee of Ernst & Young LLP as independent registered public accounting firm of the Company for the fiscal year ending March 31, 2012.

The voting results were as follows:

Votes For - 158,040,483
Votes Against - 1,315,726
Votes Abstaining - 61,893
Broker Non-Votes - 0

Proposal Four: An advisory vote on compensation for the Company's named executive officers.

The voting results were as follows:

Votes For - 145,561,747
Votes Against - 6,234,468
Votes Abstaining - 122,998
Broker Non-Votes - 7,498,889

Proposal Five: An advisory vote on the frequency of future advisory votes on executive compensation.

The voting results were as follows:

Votes for One Year - 138,479,658
Votes for Two Years - 88,723
Votes for Three Years - 13,287,646
Votes Abstaining - 63,186
Broker Non-Votes - 7,498,889

In light of the voting results, the Company will hold an advisory vote on executive compensation every year in accordance with the stockholders' recommendation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC Software, Inc.

Date: July 25, 2011	By:	/s/ Christopher C. Chaffin
Christopher C. Chaffin
Vice President, Deputy General Counsel & Assistant Secretary